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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
  |_|  Preliminary Proxy Statement             |_|  Confidential, For Use of the
  |_|  Definitive Proxy Statement                   Commission Only (as
  |X|  Definitive Additional Materials              permitted by Rule 14a-6(e)
  |_|  Soliciting Material Under Rule 14a-12        (2))


                               KODIAK ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)
          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
         11.
(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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|_|      Fee paid previously with preliminary materials:

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|_|      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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                               KODIAK ENERGY, INC.
                               734 7th Avenue S.W.
                               Calgary, AB T2P 3P8
                                 (403) 262-8044

                         Supplement dated July 18, 2007
                                       to
                    Notice of Annual Meeting of Shareholders
                                       And
                          Proxy Solicitation Materials.

To the Shareholders of Kodiak Energy, Inc.:

         The annual meeting of the shareholders of Kodiak Energy, Inc. has been postponed to Tuesday, August 14, 2007, at 3:00PM, MST. The meeting will continue to be held at Ramada Hotel, 708 8th Avenue S.W., Calgary Alberta, Canada. Except for certain dates in respect of the annual meeting for 2008, the proxy materials for the 2007 annual meeting have not changed and shareholders should continue to use the proxy card provided.

         The dates by which shareholder proposals and nominations should be delivered to the company in respect of the 2008 annual meeting will be April 29, 2008. Management will be able to exercise discretionary voting authority for proposals received by April 29, 2008.

         The postponement is necessary to provide brokers and institutions holding shares in street name more time to contact the beneficial owners and apprise them of the meeting and the matters to be decided upon.

         Only shareholders of record at the close of business on July 9, 2007 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

                                            By Order of the Board of Directors


                                            Mark Hlady, Chairman of the Board
Calgary, Alberta
July 18, 2007


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